UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23598

Western Asset Diversified Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2023

WESTERN ASSET

DIVERSIFIED INCOME FUND (WDI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. It is anticipated that the Fund will dissolve on or about June 24, 2033, unless an Eligible Tender Offer is conducted and certain other conditions are satisfied, as described in this report.

II	Western Asset Diversified Income Fund

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Diversified Income Fund for the six-month reporting period ended June 30, 2023. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 31, 2023

Western Asset Diversified Income Fund	III

Performance review

For the six months ended June 30, 2023, Western Asset Diversified Income Fund returned 7.85% based on its net asset value (“NAV”)i and 12.28% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (USD)ii, returned 5.38% for the same period.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.78 per share. As of June 30, 2023, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2023. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2023 (unaudited)
Price Per Share	6-Month Total Return**
$15.10 (NAV)	7.85	%†
$13.47 (Market Price)	12.28	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WDI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWDIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition,

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

IV	Western Asset Diversified Income Fund

Performance review (cont’d)

the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Diversified Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 31, 2023

RISKS: The Fund is a diversified limited term closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common shares are traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, the value of fixed income securities falls. The Fund may invest in lower-rated high yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may invest in securities backed by subprime mortgages which involve a higher degree of risk and chance of loss. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or

Western Asset Diversified Income Fund	V

intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (USD) is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

VI	Western Asset Diversified Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2023 and December 31, 2022 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 66.8%
Communication Services — 6.9%
Diversified Telecommunication Services — 0.7%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	9,000,000	$5,460,165	(a)
Entertainment — 1.0%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	9,160,000	4,729,125	(a)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	4,780,000	3,366,474	(a)
Total Entertainment				8,095,599
Media — 3.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	10,000,000	9,437,579
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	12,000,000	10,881,722	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,500,000	3,065,585
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,000,000	1,228,750
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	4,500,000	3,355,463	(a)
Total Media				27,969,099
Wireless Telecommunication Services — 1.6%
CSC Holdings LLC, Senior Notes	7.500%	4/1/28	8,280,000	4,732,123	(a)
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	4,000,000	3,883,660	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	5,000,000	4,046,928	(a)
Total Wireless Telecommunication Services				12,662,711
Total Communication Services				54,187,574
Consumer Discretionary — 16.4%
Automobile Components — 0.4%
Carbon Revolution Ltd., Senior Secured Notes	8.500%	5/15/27	3,000,000	3,030,000	(a)(b)(c)
Automobiles — 2.1%
Ford Motor Co., Senior Notes	7.450%	7/16/31	2,000,000	2,133,236
Ford Motor Co., Senior Notes	8.900%	1/15/32	4,800,000	5,346,720

See Notes to Financial Statements.

2	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†		Value
Automobiles — continued
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	2,740,000		$2,350,852	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	7,000,000		6,857,400	(a)
Total Automobiles					16,688,208
Broadline Retail — 0.9%
Macy’s Retail Holdings LLC, Senior Notes	6.125%	3/15/32	1,350,000		1,182,850	(a)
QVC Inc., Senior Secured Notes	4.375%	9/1/28	9,670,000		5,570,983
QVC Inc., Senior Secured Notes	5.450%	8/15/34	638,000		308,556
Total Broadline Retail					7,062,389
Distributors — 0.9%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	4,259,550		4,450,165	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,965,538		2,218,601	(a)(d)
Total Distributors					6,668,766
Diversified Consumer Services — 0.7%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	6,500,000		5,490,225	(a)
Hotels, Restaurants & Leisure — 6.8%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,000,000	EUR	2,061,059	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	5,000,000		5,308,885	(a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	6,500,000		7,115,379	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	8,000,000		7,495,040	(a)
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	800,000		762,960	(a)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	5,000,000		5,441,895	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	3,000,000	GBP	2,875,597	(e)
Sands China Ltd., Senior Notes	3.350%	3/8/29	3,000,000		2,502,873	(f)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	7,000,000		6,831,300	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	5,180,000	GBP	5,284,721	(a)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	5,000,000		$4,649,750	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000		2,673,675	(a)
Total Hotels, Restaurants & Leisure					53,003,134
Household Durables — 1.4%
Newell Brands Inc., Senior Notes	6.625%	9/15/29	4,000,000		3,842,059
Newell Brands Inc., Senior Notes	5.875%	4/1/36	2,000,000		1,675,117
Newell Brands Inc., Senior Notes	6.000%	4/1/46	3,000,000		2,377,210
Victoria PLC, Senior Secured Notes	3.625%	8/24/26	2,970,000	EUR	2,679,790	(e)
Total Household Durables					10,574,176
Specialty Retail — 3.2%
Abercrombie & Fitch Management Co., Senior Secured Notes	8.750%	7/15/25	6,755,000		6,863,366	(a)
Bath & Body Works Inc., Senior Notes	6.750%	7/1/36	3,250,000		2,928,677
Bath & Body Works Inc., Senior Notes	7.600%	7/15/37	3,000,000		2,711,715
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,950,000	CAD	1,335,818	(a)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	3,000,000		2,261,852	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	7,000,000		4,725,000	(a)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	5,000,000		4,442,375	(a)
Total Specialty Retail					25,268,803
Total Consumer Discretionary					127,785,701
Consumer Staples — 1.4%
Food Products — 1.4%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	8,000,000		7,574,966	(a)
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	4,050,000		3,568,671	(a)
Total Consumer Staples					11,143,637

See Notes to Financial Statements.

4	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Energy — 10.9%
Oil, Gas & Consumable Fuels — 10.9%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	4,022,000	$3,725,136	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,000,000	2,023,624	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	362,000	358,770	(a)
Crescent Energy Finance LLC, Senior Notes	7.250%	5/1/26	4,670,000	4,387,045	(a)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	3,710,000	3,603,356	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	8.000%	4/1/29	600,000	608,728	(a)
Earthstone Energy Holdings LLC, Senior Notes	9.875%	7/15/31	2,000,000	1,979,550	(a)
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	9.349%	7/17/23	7,298,000	6,559,077	(g)(h)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	9,842,000	8,369,850	(g)(h)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	2,717,667
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	7,000,000	6,250,124	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,000,000	981,005	(a)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	8,610,000	8,847,851
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.110%)	9.431%	7/31/23	10,000,000	8,951,285	(g)(h)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	10,000,000	9,139,700	(a)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,000,000	$904,075	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	5,250,000	4,982,905	(a)
Venture Global LNG Inc., Senior Secured Notes	8.375%	6/1/31	5,000,000	5,047,537	(a)
YPF SA, Senior Notes	8.500%	7/28/25	6,300,000	5,800,670	(e)
Total Energy				85,237,955
Financials — 8.6%
Banks — 0.8%
Comerica Bank, Senior Notes	2.500%	7/23/24	3,000,000	2,822,551
Comerica Inc., Senior Notes	3.700%	7/31/23	1,317,000	1,313,135
Wells Fargo & Co., Junior Subordinated Notes	5.900%	6/15/24	2,000,000	1,977,500	(g)(h)
Total Banks				6,113,186
Capital Markets — 1.1%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	1,875,261	(a)(f)
Credit Suisse AG, Senior Notes	3.625%	9/9/24	680,000	655,138
Credit Suisse AG, Senior Notes	7.950%	1/9/25	2,000,000	2,041,588
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	4,000,000	4,043,421	(a)
Total Capital Markets				8,615,408
Consumer Finance — 1.1%
Navient Corp., Senior Notes	5.500%	3/15/29	10,000,000	8,536,450
Financial Services — 3.5%
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	4,000,000	3,650,256	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	11,479,094	10,521,049	(a)(d)
Huarong Finance 2017 Co. Ltd., Senior Notes (3 mo. USD LIBOR + 1.325%)	6.502%	7/3/23	1,240,000	1,240,000	(e)(f)(h)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	1,210,000	1,195,986	(e)(f)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	5,000,000	3,951,500	(a)

See Notes to Financial Statements.

6	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Financial Services — continued
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,000,000	$783,190	(a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	6,500,000	5,845,937	(a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	9.500%	6/1/28	650,000	597,399	(a)
Total Financial Services				27,785,317
Insurance — 1.0%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	8,645,427	8,000,413	(a)(d)
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	2,250,000	1,756,971	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	1,090,000	948,094	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	7,000,000	5,703,645	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				8,408,710
Total Financials				67,459,484
Health Care — 3.8%
Health Care Providers & Services — 2.6%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	7,395,000	4,878,555	(a)
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,000,000	818,780	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	20,000,000	11,937,100	(a)
RP Escrow Issuer LLC, Senior Secured Notes	5.250%	12/15/25	1,500,000	1,108,140	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	5,380,000	1,371,900	(a)
Total Health Care Providers & Services				20,114,475

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Health Care Technology — 0.2%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	2,340,000	$1,971,778	(a)
Pharmaceuticals — 1.0%
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,000,000	2,186,406	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	7,616,000	3,284,705	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	3,000,000	1,976,260
Total Pharmaceuticals				7,447,371
Total Health Care				29,533,624
Industrials — 11.4%
Aerospace & Defense — 1.7%
TransDigm Inc., Senior Secured Notes	6.750%	8/15/28	3,650,000	3,668,396	(a)
Triumph Group Inc., Senior Secured Notes	9.000%	3/15/28	9,500,000	9,711,746	(a)
Total Aerospace & Defense				13,380,142
Commercial Services & Supplies — 3.1%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	11,596,000	11,711,960
GEO Group Inc., Secured Notes	10.500%	6/30/28	3,750,000	3,762,740
GEO Group Inc., Secured Notes	9.500%	12/31/28	6,048,000	5,957,159	(a)
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	5,000,000	2,818,150	(a)
Total Commercial Services & Supplies				24,250,009
Construction & Engineering — 0.8%
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	7,745,000	6,433,028	(a)
Ground Transportation — 1.2%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	6,000,000	4,531,490	(a)
XPO CNW Inc., Senior Notes	6.700%	5/1/34	3,992,000	3,986,770
XPO Escrow Sub LLC, Senior Notes	7.500%	11/15/27	1,000,000	1,022,731	(a)
Total Ground Transportation				9,540,991
Machinery — 2.5%
Chart Industries Inc., Senior Secured Notes	7.500%	1/1/30	3,000,000	3,064,515	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	7,500,000	6,636,000

See Notes to Financial Statements.

8	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	7,000,000	$6,551,825
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,000,000	2,705,681	(a)
Total Machinery				18,958,021
Passenger Airlines — 2.1%
American Airlines Group Inc. Pass-Through Trust	4.000%	7/15/25	2,066,009	1,866,038
American Airlines Group Inc. Pass-Through Trust	3.700%	10/15/25	4,450,221	4,185,247
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	4,140,000	4,543,352	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,000,000	947,478	(a)
RJET 2023-1 A	8.000%	6/15/30	5,000,000	5,000,000	(b)(i)
Total Passenger Airlines				16,542,115
Total Industrials				89,104,306
Information Technology — 2.8%
Communications Equipment — 0.7%
CommScope Inc., Senior Notes	7.125%	7/1/28	7,770,000	5,526,879	(a)
Software — 0.9%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	2,000,000	1,979,621	(a)
Gen Digital Inc., Senior Notes	7.125%	9/30/30	2,500,000	2,506,435	(a)
NCR Corp., Senior Notes	5.125%	4/15/29	3,000,000	2,658,572	(a)
Total Software				7,144,628
Technology Hardware, Storage & Peripherals — 1.2%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	1,500,000	1,346,794	(a)
Vericast Corp., Secured Notes	12.500%	12/15/27	590,000	665,974	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	7,020,000	7,362,225	(a)
Total Technology Hardware, Storage & Peripherals				9,374,993
Total Information Technology				22,046,500
Materials — 2.6%
Containers & Packaging — 1.3%
Pactiv LLC, Senior Notes	8.375%	4/15/27	10,000,000	10,138,601

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 1.3%
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	3,000,000	$2,957,365	(a)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	7,000,000	7,182,910	(a)
Total Metals & Mining				10,140,275
Total Materials				20,278,876
Real Estate — 1.3%
Hotel & Resort REITs — 0.8%
Service Properties Trust, Senior Notes	4.350%	10/1/24	5,000,000	4,818,045
Service Properties Trust, Senior Notes	4.500%	3/15/25	2,000,000	1,892,000
Total Hotel & Resort REITs				6,710,045
Real Estate Management & Development — 0.5%
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	3,200,000	184,000	*(e)(j)
China SCE Group Holdings Ltd., Senior Secured Notes	7.375%	4/9/24	3,100,000	945,500	(e)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	3,500,000	2,299,909	(e)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	5,550,000	259,093	*(e)(j)
Total Real Estate Management & Development				3,688,502
Total Real Estate				10,398,547
Utilities — 0.7%
Electric Utilities — 0.2%
NSG Holdings LLC/NSG Holdings Inc., Senior Secured Notes	7.750%	12/15/25	1,491,323	1,486,088	(a)
Independent Power and Renewable Electricity Producers — 0.5%
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,000,000	3,812,760
Total Utilities				5,298,848
Total Corporate Bonds & Notes (Cost — $563,966,554)				522,475,052
Collateralized Mortgage Obligations (k) — 26.8%
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000	2,198,622	(a)(h)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000	2,023,190	(a)(h)

See Notes to Financial Statements.

10	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. USD LIBOR + 5.500%)	10.694%	8/15/38	18,664,000	$14,049,529	(a)(h)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	3,439,000	2,772,105	(a)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	2,000,000	1,562,596	(a)
CSMC Trust, 2021-ADV G (1 mo. USD LIBOR + 6.250%)	11.444%	7/15/38	8,350,000	6,580,091	(a)(h)
CSMC Trust, 2021-RPL2 B1	3.561%	1/25/60	6,233,900	3,769,007	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	10.567%	7/25/41	2,500,000	2,047,265	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (1 mo. USD LIBOR + 5.250%)	10.400%	1/25/50	2,225,000	2,169,887	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (1 mo. USD LIBOR + 4.800%)	9.950%	2/25/50	7,250,000	6,823,132	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	10.717%	12/25/50	5,000,000	4,947,864	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	9.817%	1/25/51	9,482,500	8,699,206	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	11.317%	10/25/33	5,000,000	4,946,515	(a)(h)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	8.117%	1/25/34	2,470,000	$2,430,823	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.567%	1/25/34	6,700,000	6,073,772	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.567%	10/25/41	6,590,000	6,583,408	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	2.078%	8/25/57	9,479,427	2,879,452	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	16.900%	5/25/43	4,754,962	5,383,336	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	11.067%	8/25/33	6,000,000	5,917,592	(a)(h)
Federal National Mortgage
Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	15.400%	1/25/29	2,221,632	2,424,269	(a)(h)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	8.550%	10/25/39	4,940,000	4,982,171	(a)(h)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	11.441%	7/25/31	6,248,163	6,223,312	(a)(h)
Great Wolf Trust, 2019-WOLF E (1 mo. Term SOFR + 2.846%)	7.993%	12/15/36	3,943,000	3,832,401	(a)(h)

See Notes to Financial Statements.

12	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	9.643%	11/15/32	5,000,000	$4,776,958	(a)(h)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	2,840,000	2,241,558
GS Mortgage Securities Trust, 2021-ARDN H (1 mo. USD LIBOR + 5.933%)	11.126%	11/15/26	5,000,000	4,586,666	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.542%	7/5/33	4,000,000	2,845,979	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	1,580,000	1,204,697	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	12.444%	6/15/26	10,000,000	9,642,194	(a)(h)
KIND Trust, 2021-KIND F (1 mo. Term SOFR + 4.064%)	9.211%	8/15/38	7,446,184	6,794,742	(a)(h)
Med Trust, 2021-MDLN F (1 mo. USD LIBOR + 4.000%)	9.194%	11/15/38	6,558,524	6,213,754	(a)(h)
MIRA Trust, 2023-MILE HRR	9.300%	6/10/28	13,750,000	13,766,278	(a)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	3,517,564	(a)(h)
Multifamily CAS Trust, 2019-1 CE (1 mo. USD LIBOR + 8.750%)	13.900%	10/25/49	2,000,000	1,917,047	(a)(h)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	12.650%	3/25/50	2,500,000	2,367,636	(a)(h)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.605%	1/15/39	2,500,000	2,262,459	(a)(h)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.340%	3/15/35	3,006,863	2,908,883	(a)(h)
New Residential Mortgage Loan Trust, 2017-2A B5	5.285%	3/25/57	2,819,937	2,147,301	(a)(h)
New Residential Mortgage Loan Trust, 2020-2A B5D	5.339%	10/25/46	4,667,375	4,310,525	(a)(h)
River Haus, 2021 A-2	6.950%	8/15/24	8,500,000	8,479,897	(b)(c)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	5,000,000	$3,954,277	(a)(h)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	11.147%	2/15/39	2,310,035	2,156,809	(a)(h)
Soho Trust, 2021-SOHO D	2.786%	8/10/38	7,000,000	4,184,412	(a)(h)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	9.443%	11/11/34	4,455,442	4,271,098	(a)(h)
UBS Commercial Mortgage Trust, 2018-NYCH F (1 mo. USD LIBOR + 3.821%)	9.014%	2/15/32	6,000,000	5,619,783	(a)(h)
Total Collateralized Mortgage Obligations (Cost — $235,850,404)				209,490,062

			Face Amount†/ Units
Asset-Backed Securities — 22.5%
AGL CLO Ltd., 2020-6A ER (3 mo. USD LIBOR + 6.500%)	11.750%	7/20/34	6,990,000	6,265,187	(a)(h)
Anchorage Capital CLO Ltd., 2014-3RA E (3 mo. USD LIBOR + 5.500%)	10.773%	1/28/31	3,625,000	2,971,406	(a)(h)
Ares CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 6.850%)	12.110%	4/17/33	1,500,000	1,290,000	(a)(h)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	10.930%	1/20/32	1,090,000	922,242	(a)(h)
BlueMountain CLO Ltd., 2020-29A ER (3 mo. USD LIBOR + 6.860%)	12.115%	7/25/34	7,000,000	6,156,741	(a)(h)
BlueMountain Fuji US CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.150%)	11.400%	10/20/30	5,350,000	4,290,398	(a)(h)
CARLYLE US CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 7.880%)	13.130%	7/20/34	5,000,000	4,162,716	(a)(h)
College Avenue Student Loans LLC, 2021-B R	0.000%	6/25/52	17,241	5,711,184	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	8.199%	8/9/24	1,990,200	1,922,758	(a)(h)

See Notes to Financial Statements.

14	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Credit Suisse European Mortgage Capital Ltd., 2020- 1OTF A (3 mo. USD LIBOR + 2.900%)	7.390%	8/9/24	1,093,568	$1,055,424	(a)(h)
Dryden CLO Ltd., 2021-95A SUB	0.000%	8/20/34	6,870,000	4,390,396	(a)(h)
Elmwood CLO Ltd., 2019-2A SUB	0.000%	4/20/34	4,600,000	3,370,653	(a)(h)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. USD LIBOR + 7.130%)	12.390%	10/15/34	5,000,000	4,573,702	(a)(h)
Goldentree Loan Management US CLO Ltd., 2020-8A FR (3 mo. USD LIBOR + 8.050%)	13.300%	10/20/34	7,000,000	5,967,500	(a)(h)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	10.210%	4/15/31	1,570,000	1,271,745	(a)(h)
Greywolf CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.850%)	11.105%	1/27/31	6,250,000	5,326,796	(a)(h)
Greywolf CLO Ltd., 2018-1A D (3 mo. Term SOFR + 6.010%)	11.078%	4/26/31	3,800,000	3,247,941	(a)(h)
Hayfin US Ltd., 2021-14A E (3 mo. USD LIBOR + 7.180%)	12.430%	7/20/34	7,000,000	6,099,133	(a)(h)
LCM Ltd., 29A ER (3 mo. USD LIBOR + 6.830%)	12.090%	4/15/31	2,000,000	1,647,580	(a)(h)
LCM Ltd., 33A E (3 mo. USD LIBOR + 6.350%)	11.600%	7/20/34	3,000,000	2,489,853	(a)(h)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	5,599,313	4,822,698	(a)
MACH Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,376	618,124	(a)
Magnetite Ltd., 2020-26A ER (3 mo. USD LIBOR + 5.950%)	11.205%	7/25/34	6,750,000	6,277,319	(a)(h)
MAPS Trust, 2021-1A C	5.437%	6/15/46	3,231,736	2,102,628	(a)
Marathon CLO Ltd., 2019-1A C (3 mo. USD LIBOR + 4.070%)	9.330%	4/15/32	4,625,000	4,167,383	(a)(h)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	6.000%	3/29/38	27,730,208	5,030,149	(a)(h)
Ocean Trails CLO, 2020-10A ER (3 mo. USD LIBOR + 7.570%)	12.830%	10/15/34	3,750,000	3,320,681	(a)(h)
Palmer Square Loan Funding Ltd., 2022-3A C (3 mo. Term SOFR + 5.400%)	10.386%	4/15/31	2,950,000	2,949,125	(a)(h)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 6.850%)	12.171%	5/15/32	6,950,000	$6,127,129	(a)(h)
Rad CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.620%)	10.880%	7/15/31	1,500,000	1,308,750	(a)(h)
Riserva CLO Ltd., 2016-3A ERR (3 mo. USD LIBOR + 6.500%)	11.762%	1/18/34	2,450,000	2,241,750	(a)(h)
Riserva CLO Ltd., 2016-3A FRR (3 mo. USD LIBOR + 8.510%)	13.772%	1/18/34	2,500,000	1,976,694	(a)(h)
RR Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	11.510%	10/15/34	7,190,000	6,649,814	(a)(h)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. USD LIBOR + 10.000%)	15.250%	4/20/33	4,000,000	3,347,988	(a)(h)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	7,570	2,415,388	(a)
Sound Point CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.860%)	12.110%	7/20/34	4,200,000	3,496,326	(a)(h)
Stratus CLO Ltd., 2022-2A E (3 mo. Term SOFR + 7.650%)	12.698%	7/20/30	8,200,000	8,092,194	(a)(h)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	4,121,628	3,501,278	(a)
Symphony CLO Ltd., 2016-18A ER (3 mo. USD LIBOR + 7.070%)	12.343%	7/23/33	3,000,000	2,601,323	(a)(h)
Symphony CLO Ltd., 2019-21A ER (3 mo. USD LIBOR + 6.600%)	11.860%	7/15/32	2,800,000	2,539,900	(a)(h)
Symphony CLO Ltd., 2021-28A SUB	0.000%	10/23/50	6,045,000	4,156,522	(a)(h)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. USD LIBOR + 6.750%)	11.992%	10/13/32	3,500,000	3,155,741	(a)(h)
Voya CLO Ltd., 2018-2A E (3 mo. USD LIBOR + 5.250%)	10.510%	7/15/31	6,750,000	5,552,492	(a)(h)
Voya CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.350%)	11.610%	7/15/34	2,250,000	2,034,598	(a)(h)
Wellfleet CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.750%)	12.000%	10/20/29	3,287,000	2,463,437	(a)(h)
Whitebox CLO Ltd., 2020-2A ER (3 mo. USD LIBOR + 7.100%)	12.373%	10/24/34	2,175,000	2,076,168	(a)(h)
Wind River CLO Ltd., 2021-4A E3 (3 mo. USD LIBOR + 8.250%)	13.500%	1/20/35	3,000,000	2,820,550	(a)(h)

See Notes to Financial Statements.

16	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Wind River CLO Ltd., 2021-4A F (3 mo. USD LIBOR + 6.260%)	11.510%	1/20/35	2,450,000	$1,716,562	(a)(h)
Zais CLO Ltd., 2021-17A E (3 mo. USD LIBOR + 8.250%)	13.500%	10/20/33	6,000,000	5,171,410	(a)(h)
Total Asset-Backed Securities (Cost — $204,355,356)				175,867,476

			Face Amount†
Senior Loans — 20.7%
Communication Services — 1.4%
Entertainment — 0.8%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	10.892%	2/10/27	7,348,190	6,366,692	(h)(l)(m)
Media — 0.6%
CB Poly US Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.500%)	10.602%	5/18/29	4,962,500	4,718,097	(h)(l)(m)
Total Communication Services				11,084,789
Consumer Discretionary — 5.8%
Automobile Components — 1.9%
Autokiniton US Holdings Inc., Closing Date Term Loan B (1 mo. Term SOFR + 4.614%)	9.717%	4/6/28	3,920,000	3,903,830	(h)(l)(m)
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	10.252%	3/30/27	5,874,799	5,766,497	(h)(l)(m)
First Brands Group LLC, 2021 Second Lien Term Loan (3 mo. USD LIBOR + 8.500%)	13.602%	3/30/28	5,390,000	4,842,026	(h)(l)(m)
Total Automobile Components				14,512,353
Diversified Consumer Services — 0.2%
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	9.193%	8/12/28	1,729,616	1,733,404	(h)(l)(m)
Hotels, Restaurants & Leisure — 0.7%
Equinox Holdings Inc., Term Loan B2	14.538-14.731%	3/8/24	1,164,000	1,091,250	(h)(l)(m)
NCL Corp. Ltd., Term Loan A3 (3 mo. Term SOFR + 2.350%)	7.592%	1/2/25	4,846,154	4,797,693	(h)(l)(m)
Total Hotels, Restaurants & Leisure				5,888,943

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 3.0%
Empire Today LLC, Closing Date Term Loan (1 mo. USD LIBOR + 5.000%)	10.146%	4/3/28	2,450,000	$1,952,356	(h)(l)(m)
Franchise Group Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 5.012%)	9.970%	3/10/26	5,955,440	5,508,782	(h)(l)(m)
Michaels Cos. Inc., Term Loan B (3 mo. Term SOFR + 4.250%)	9.753%	4/15/28	2,668,194	2,370,690	(h)(l)(m)
Rising Tide Holdings Inc., Term Loan 1 A (3 mo. Term SOFR + 5.000%)	10.264%	6/1/28	6,525,895	3,975,380	(h)(l)(m)
RVR Dealership Holdings LLC, 2022 Term Loan (3 mo. Term SOFR + 3.900%)	8.971%	2/8/28	913,340	853,402	(h)(l)(m)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. Term SOFR + 6.000%)	11.202%	6/19/26	8,594,037	8,514,241	(h)(l)(m)
Total Specialty Retail				23,174,851
Total Consumer Discretionary				45,309,551
Consumer Staples — 0.4%
Beverages — 0.2%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	5.242%	3/31/28	1,496,184	1,450,131	(h)(l)(m)
Household Products — 0.2%
Knight Health Holdings LLC, Term Loan B (1 mo. USD LIBOR + 5.250%)	10.443%	12/23/28	4,925,000	2,105,438	(h)(l)(m)
Total Consumer Staples				3,555,569
Financials — 2.8%
Financial Services — 1.5%
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (3 mo. USD LIBOR + 6.750%)	12.288%	4/7/28	2,000,000	1,875,630	(h)(l)(m)
Greystone Select Holdings LLC, Term Loan B (3 mo. USD LIBOR + 5.000%)	10.265%	6/16/28	3,413,580	3,242,901	(h)(l)(m)

See Notes to Financial Statements.

18	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Financial Services — continued
Nexus Buyer LLC, Initial Term Loan (1 mo. Term SOFR + 3.850%)	8.952%	11/9/26	3,979,381	$3,852,181	(h)(l)(m)
Resolute Investment Managers Inc., First Lien Term Loan C (3 mo. USD LIBOR + 4.250%)	9.788%	4/30/24	3,476,372	2,567,300	(h)(l)(m)
Total Financial Services				11,538,012
Insurance — 1.3%
Asurion LLC, New Term Loan B4 (1 mo. Term SOFR + 0.214%)	5.317%	1/20/29	5,000,000	4,207,150	(h)(l)(m)
Asurion LLC, Second Lien Term Loan B3 (1 mo. Term SOFR + 0.114%)	5.217%	1/31/28	5,000,000	4,273,450	(h)(l)(m)
Sedgwick Claims Management Services Inc., 2023 Term Loan (1 mo. Term SOFR + 3.750%)	8.852%	2/24/28	1,586,025	1,578,967	(h)(l)(m)
Total Insurance				10,059,567
Total Financials				21,597,579
Health Care — 2.3%
Health Care Providers & Services — 1.6%
EyeCare Partners LLC, Second Lien Initial Term Loan (1 mo. Term SOFR + 6.750%)	12.253%	11/15/29	2,590,000	1,776,740	(h)(l)(m)
Global Medical Response Inc., 2020 Term Loan (1 mo. USD LIBOR + 4.250%)	9.439%	10/2/25	4,899,497	2,780,465	(h)(l)(m)
One Call Corp., First Lien Term Loan B (3 mo. Term SOFR + 5.762%)	10.829%	4/22/27	6,860,000	4,973,500	(h)(l)(m)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	10.193%	6/26/26	5,870,374	2,754,203	(h)(l)(m)
Total Health Care Providers & Services				12,284,908
Health Care Technology — 0.7%
Virgin Pulse Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.364%)	12.467%	4/6/29	6,500,000	5,399,095	(h)(l)(m)
Total Health Care				17,684,003

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Industrials — 3.9%
Aerospace & Defense — 1.0%
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	9.030%	4/30/25	3,686,845	$3,350,420	(h)(l)(m)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (3 mo. USD LIBOR + 7.750%)	13.030%	4/30/26	6,000,000	4,680,000	(h)(l)(m)
Total Aerospace & Defense				8,030,420
Air Freight & Logistics — 0.7%
WWEX Uni Topco Holdings LLC, Second Lien Initial Term Loan (1 mo. Term SOFR + 7.262%)	12.503%	7/26/29	7,000,000	5,635,000	(h)(l)(m)
Commercial Services & Supplies — 1.3%
GEO Group Inc., Term Loan 1	—	3/23/27	2,293,994	2,333,187	(n)
LTR Intermediate Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 4.500%)	9.717%	5/5/28	4,900,000	4,377,341	(h)(l)(m)
Neptune Bidco Us Inc., Term Loan A	—	10/11/28	4,000,000	3,482,500	(n)
Total Commercial Services & Supplies				10,193,028
Professional Services — 0.9%
RR Donnelley & Sons Co., 2023 Replacement Term Loan	12.452-14.500%	3/17/28	6,946,918	6,920,867	(h)(l)(m)
Total Industrials				30,779,315
Information Technology — 3.5%
IT Services — 1.7%
Indy US Bidco LLC, Incremental Term Loan B	—	3/6/28	3,367,698	3,196,518	(n)
Nielsen Consumer Inc., Fifth Amendment Incremental Term Loan (1 mo. Term SOFR + 6.250%)	11.352%	3/6/28	1,632,302	1,549,332	(h)(l)(m)
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	10.005%	4/27/28	6,877,500	5,756,708	(h)(l)(m)
VT Topco Inc., 2021 Second Lien Term Loan (1 mo. Term SOFR + 6.750%)	11.967%	7/31/26	2,700,000	2,578,500	(h)(l)(m)
Total IT Services				13,081,058

See Notes to Financial Statements.

20	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†	Value
Software — 1.8%
Cloudera Inc., Second Lien Term Loan (1 mo. Term SOFR + 6.100%)	11.253%	10/8/29	2,120,000	$1,929,200	(c)(h)(l)(m)
DCert Buyer Inc., Second Lien Initial Term Loan (3 mo. Term SOFR + 7.000%)	12.264%	2/19/29	500,000	460,835	(h)(l)(m)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	10.030%	7/27/28	4,910,000	3,713,188	(h)(l)(m)
Magenta Buyer LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.250%)	13.530%	7/27/29	6,500,000	4,290,000	(h)(l)(m)
Planview Parent Inc., First Lien Closing Date Term Loan (3 mo. Term SOFR + 4.262%)	9.503%	12/17/27	4,184,736	3,982,048	(h)(l)(m)
Total Software				14,375,271
Total Information Technology				27,456,329
Materials — 0.6%
Chemicals — 0.6%
Plastics Management LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.100%)	10.437%	8/3/27	4,918,354	4,657,697	(b)(c)(h)(l)(m)
Total Senior Loans (Cost — $189,423,028)				162,124,832
Sovereign Bonds — 4.3%
Angola — 0.4%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	3,500,000	2,954,262	(a)(f)
Argentina — 1.4%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,100,000	4,795,377	(a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,000,000	1,880,540	(e)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	5,416,710	4,089,616	(a)
Total Argentina				10,765,533
Dominican Republic — 0.3%
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	2,750,000	2,347,512	(e)(f)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount†		Value
Ecuador — 0.2%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	5,593,000		$1,638,078	(a)(f)
Gabon — 0.2%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	1,540,000		1,226,148	(a)
Kenya — 0.3%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	3,200,000		2,425,041	(a)(f)
Mexico — 0.3%
Mexican Bonos, Bonds	5.750%	3/5/26	40,930,000	MXN	2,187,960
Russia — 0.1%
Russian Federal Bond — OFZ	7.700%	3/23/33	239,730,000	RUB	897,313	*(c)(j)
Supranational — 0.7%
International Finance Corp., Senior Notes	6.140%	6/3/24	225,000,000	UYU	5,807,865
Turkey — 0.4%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000		2,898,758	(a)(f)
Total Sovereign Bonds (Cost — $39,035,638)					33,148,470

			Shares
Convertible Preferred Stocks — 2.1%
Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
MPLX LP (Cost — $17,675,469)	9.538%		501,254		16,666,695	(b)(c)
Preferred Stocks — 1.3%
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Crestwood Equity Partners LP	9.250%		750,000		6,900,000
Financials — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Granite Point Mortgage Trust Inc., Non Voting Shares (SOFR + 5.830%)	7.000%		159,100		2,798,569	(h)
Total Preferred Stocks (Cost — $10,975,000)					9,698,569

See Notes to Financial Statements.

22	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡		Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.7%
Communication Services — 0.3%
Media — 0.3%
DISH Network Corp., Senior Notes		0.000%	12/15/25	4,500,000	$2,402,100
Financials — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Two Harbors Investment Corp., Senior Notes		6.250%	1/15/26	3,010,000	2,693,950
Total Convertible Bonds & Notes (Cost — $5,521,075)					5,096,050

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
3-Month SOFR, Call @ $99.250 (Cost — $850)		12/15/23	17	42,500	425

	Counterparty
OTC Purchased Options — 0.0%††
Interest rate swaption, Call @ 102.000bps	JPMorgan Chase & Co.	9/20/23	14,816,000	14,816,000	132,963
U.S. Dollar/Canadian Dollar, Call @ 1.330CAD	BNP Paribas SA	8/21/23	8,400,000	8,400,000	55,819
U.S. Dollar/Euro, Put @ $1.160	Goldman Sachs Group Inc.	9/1/23	18,900,000	18,900,000	3,373
Total OTC Purchased Options (Cost — $215,897)					192,155
Total Purchased Options (Cost — $216,747)					192,580
Total Investments before Short-Term Investments (Cost — $1,267,019,271)					1,134,759,786

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

(Percentages shown based on Fund net assets)

Security‡	Rate	Shares	Value
Short-Term Investments — 0.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $5,486,487)	5.044%	5,486,487	$5,486,487	(o)(p)
Total Investments — 145.9% (Cost — $1,272,505,758)			1,140,246,273
Liabilities in Excess of Other Assets — (45.9)%			(358,494,729)
Total Net Assets — 100.0%			$781,751,544

See Notes to Financial Statements.

24	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Securities traded on a when-issued or delayed delivery basis.

(j)	The coupon payment on this security is currently in default as of June 30, 2023.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	All or a portion of this loan has not settled as of June 30, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(o)	Rate shown is one-day yield as of the end of the reporting period.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2023, the total market value of investments in Affiliated Companies was $5,486,487 and the cost was $5,486,487 (Note 8).

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

EUR	— Euro

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

UYU	— Uruguayan Peso

At June 30, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs Group Inc.	5.240%	5/5/2023	TBD***	$2,279,502	Sovereign Bonds	$2,384,006
					Cash	570,147
Goldman Sachs Group Inc.	5.320%	5/5/2023	TBD***	2,408,988	Corporate Bonds & Notes	2,462,416
					Cash	602,534
Goldman Sachs Group Inc.	5.400%	5/5/2023	TBD***	4,495,148	Corporate Bonds & Notes	4,431,322
					Cash	1,124,322
Goldman Sachs Group Inc.	5.430%	5/5/2023	TBD***	6,266,853	Sovereign Bonds	6,007,969
					Cash	1,567,460
Goldman Sachs Group Inc.	5.500%	5/5/2023	TBD***	4,843,842	Sovereign Bonds	3,977,920
					Cash	1,211,537
				$20,294,333		$24,339,633

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of June 30, 2023.

See Notes to Financial Statements.

26	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

At June 30, 2023, the Fund had the following written options contracts:

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Interest rate swaption, Call (Premiums received — $96,307)	JPMorgan Chase & Co.	9/20/23	70.000bps	74,082,000	$74,082,000	$(163,882)

Abbreviation(s) used in this schedule:

bps — basis point spread (100 basis points = 1.00%)

At June 30, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	141	3/25	$34,059,821	$33,831,187	$(228,634)
3-Month SONIA	53	9/23	16,120,171	15,954,153	(166,018)
3-Month SONIA	207	3/24	62,418,291	61,624,702	(793,589)
U.S. Treasury 5-Year Notes	144	9/23	15,562,140	15,421,500	(140,640)
U.S. Treasury 10-Year Notes	2,357	9/23	267,778,688	264,610,090	(3,168,598)
U.S. Treasury Long-Term Bonds	72	9/23	9,215,538	9,137,250	(78,288)
U.S. Treasury Ultra 10-Year Notes	170	9/23	20,380,372	20,134,375	(245,997)
U.S. Treasury Ultra Long- Term Bonds	147	9/23	19,815,768	20,024,156	208,388
					(4,613,376)
Contracts to Sell:
3-Month SOFR	52	9/23	12,410,528	12,321,400	89,128
3-Month SOFR	247	3/24	58,763,719	58,440,200	323,519
U.S. Treasury 2-Year Notes	339	9/23	70,275,174	68,933,531	1,341,643
					1,754,290
Net unrealized depreciation on open futures contracts					$(2,859,086)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

SONIA	— Sterling Overnight Index Average

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

At June 30, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,360,000	USD	1,461,334	BNP Paribas SA	7/18/23	$24,064
EUR	2,240,000	USD	2,401,039	BNP Paribas SA	7/18/23	45,498
USD	728,025	CAD	970,000	BNP Paribas SA	7/18/23	(4,394)
USD	776,940	CAD	1,040,000	BNP Paribas SA	7/18/23	(8,335)
USD	1,034,571	CAD	1,380,000	BNP Paribas SA	7/18/23	(7,427)
USD	1,473,977	CAD	1,970,000	BNP Paribas SA	7/18/23	(13,514)
USD	2,253,118	CAD	3,030,000	BNP Paribas SA	7/18/23	(34,749)
USD	2,359,119	EUR	2,140,000	BNP Paribas SA	7/18/23	21,802
USD	2,392,201	EUR	2,170,000	BNP Paribas SA	7/18/23	22,118
USD	3,646,315	EUR	3,403,000	BNP Paribas SA	7/18/23	(70,456)
CAD	7,643,830	USD	5,742,577	Goldman Sachs Group Inc.	7/18/23	29,060
JPY	4,000	USD	31	Goldman Sachs Group Inc.	7/18/23	(3)
JPY	133,960,000	USD	1,005,853	Goldman Sachs Group Inc.	7/18/23	(74,837)
MXN	39,210,000	USD	2,123,348	Goldman Sachs Group Inc.	7/18/23	159,064
USD	2,316,475	EUR	2,080,000	Goldman Sachs Group Inc.	7/18/23	44,691
USD	1,049,452	JPY	138,080,000	Goldman Sachs Group Inc.	7/18/23	89,802
USD	1,085,117	CAD	1,450,000	JPMorgan Chase & Co.	7/18/23	(9,737)
USD	6,748,179	EUR	6,140,000	JPMorgan Chase & Co.	7/18/23	42,046
AUD	250,000	USD	167,063	Morgan Stanley & Co. Inc.	7/18/23	(435)
BRL	2,790,000	USD	556,287	Morgan Stanley & Co. Inc.	7/18/23	24,436
CNH	13,670,000	USD	1,935,425	Morgan Stanley & Co. Inc.	7/18/23	(52,306)
EUR	1,010,000	USD	1,117,645	Morgan Stanley & Co. Inc.	7/18/23	(14,518)
EUR	1,050,000	USD	1,161,908	Morgan Stanley & Co. Inc.	7/18/23	(15,093)
EUR	2,630,000	USD	2,900,222	Morgan Stanley & Co. Inc.	7/18/23	(27,725)
GBP	2,079,000	USD	2,598,604	Morgan Stanley & Co. Inc.	7/18/23	42,072
MXN	2,595	USD	140	Morgan Stanley & Co. Inc.	7/18/23	11
MXN	25,700,000	USD	1,412,872	Morgan Stanley & Co. Inc.	7/18/23	83,123
NOK	107,989,389	USD	10,514,265	Morgan Stanley & Co. Inc.	7/18/23	(446,620)
USD	214,417	AUD	318,900	Morgan Stanley & Co. Inc.	7/18/23	1,866
USD	18,194,460	GBP	14,590,000	Morgan Stanley & Co. Inc.	7/18/23	(337,270)
USD	47,036	MXN	810,000	Morgan Stanley & Co. Inc.	7/18/23	(114)
USD	918,844	MXN	15,910,000	Morgan Stanley & Co. Inc.	7/18/23	(7,276)
USD	1,376,977	MXN	23,740,000	Morgan Stanley & Co. Inc.	7/18/23	(4,927)
USD	2,666,846	MXN	48,760,000	Morgan Stanley & Co. Inc.	7/18/23	(171,471)
USD	764,607	NOK	8,040,000	Morgan Stanley & Co. Inc.	7/18/23	15,054
Net unrealized depreciation on open forward foreign currency contracts						$(656,500)

See Notes to Financial Statements.

28	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Western Asset Diversified Income Fund

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

USD	— United States Dollar

At June 30, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
	$7,530,000	2/15/48	3.050% annually	Daily SOFR Compound annually	$330,930	$266,802	$64,128
	9,670,000	5/15/48	3.150% annually	Daily SOFR Compound annually	256,529	(9,317)	265,846
Total	$17,200,000				$587,459	$257,485	$329,974

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2023[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Ford Motor Co., 4.346%, due 12/8/26	$4,320,000	6/20/26	1.821%	5.000% quarterly	$370,793	$372,805	$(2,012)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Diversified Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2023[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
General Motors Co., 4.875%, due 10/2/23	$4,320,000	6/20/26	1.100%	5.000% quarterly	$(460,966)	$(501,068)	$40,102

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

30	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $1,267,019,271)	$1,134,759,786
Investments in affiliated securities, at value (Cost — $5,486,487)	5,486,487
Foreign currency, at value (Cost — $6,763,805)	6,444,539
Cash	369,254
Interest and dividends receivable from unaffiliated investments	18,330,265
Deposits with brokers for open futures contracts and exchange-traded options	7,478,801
Deposits with brokers for open reverse repurchase agreements	5,076,000
Deposits with brokers for centrally cleared swap contracts	3,947,800
Receivable for securities sold	2,489,232
Receivable from brokers — net variation margin on centrally cleared swap contracts	774,432
Unrealized appreciation on forward foreign currency contracts	644,707
Receivable from brokers — net variation margin on open futures contracts	560,537
Principal paydown receivable	219,583
Dividends receivable from affiliated investments	32,768
Prepaid expenses	1,601
Total Assets	1,186,615,792

Liabilities:
Loan payable (Note 5)	358,000,000
Payable for open reverse repurchase agreements (Note 3)	20,294,333
Payable for securities purchased	13,785,655
Distributions payable	6,991,408
Interest expense payable	2,029,059
Unrealized depreciation on forward foreign currency contracts	1,301,207
Investment management fee payable	1,047,447
Foreign currency collateral due to brokers for open futures contracts and exchange traded options, at value (Cost — $942,334)	955,938
Written options, at value (premiums received — $96,307)	163,882
Trustees’ fees payable	51,979
Accrued expenses	243,340
Total Liabilities	404,864,248
Total Net Assets	$781,751,544

Net Assets:
Par value ($0.001 par value; 51,788,210 shares issued and outstanding; Unlimited shares authorized)	$51,788
Paid-in capital in excess of par value	1,035,294,452
Total distributable earnings (loss)	(253,594,696)
Total Net Assets	$781,751,544

Shares Outstanding	51,788,210

Net Asset Value	$15.10

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	31

Statement of operations (unaudited)

For the Six Months Ended June 30, 2023

Investment Income:
Interest	$61,308,355
Dividends from unaffiliated investments	458,976
Dividends from affiliated investments	393,177
Less: Foreign taxes withheld	(11,260)
Total Investment Income	62,149,248

Expenses:
Interest expense (Notes 3 and 5)	10,946,664
Investment management fee (Note 2)	6,355,698
Legal fees	120,179
Trustees’ fees	118,277
Commitment fees (Note 5)	52,792
Fund accounting fees	49,885
Transfer agent fees	45,498
Audit and tax fees	38,676
Stock exchange listing fees	13,186
Shareholder reports	11,314
Insurance	3,900
Custody fees	1,993
Excise tax (Note 1)	(5,893)
Miscellaneous expenses	4,695
Total Expenses	17,756,864
Less: Fee waivers and/or expense reimbursements (Note 2)	(8,167)
Net Expenses	17,748,697
Net Investment Income	44,400,551

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(34,989,202)
Futures contracts	1,053,025
Written options	304,336
Swap contracts	1,268,822
Forward foreign currency contracts	(761,973)
Foreign currency transactions	381,045
Net Realized Loss	(32,743,947)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	47,912,146
Futures contracts	914,153
Written options	(67,575)
Swap contracts	(931,118)
Forward foreign currency contracts	(314,020)
Foreign currencies	(430,244)
Change in Net Unrealized Appreciation (Depreciation)	47,083,342
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	14,339,395
Increase in Net Assets From Operations	$58,739,946

See Notes to Financial Statements.

32	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022	2023	2022

Operations:
Net investment income	$44,400,551	$82,193,308
Net realized loss	(32,743,947)	(94,604,748)
Change in net unrealized appreciation (depreciation)	47,083,342	(166,882,199)
Increase (Decrease) in Net Assets From Operations	58,739,946	(179,293,639)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(40,446,592)	(74,989,328)
Decrease in Net Assets From Distributions to Shareholders	(40,446,592)	(74,989,328)
Increase (Decrease) in Net Assets	18,293,354	(254,282,967)

Net Assets:
Beginning of period	763,458,190	1,017,741,157
End of period	$781,751,544	$763,458,190

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	33

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2023

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$58,739,946
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(195,259,015)
Sales of portfolio securities	150,667,554
Net purchases, sales and maturities of short-term investments	32,974,482
Payment-in-kind	(216,992)
Net amortization of premium (accretion of discount)	(5,419,342)
Increase in receivable for securities sold	(2,466,260)
Decrease in interest and dividends receivable from unaffiliated investments	1,165,351
Increase in receivable from brokers — net variation margin on centrally cleared swap contracts	(587,314)
Decrease in prepaid expenses	3,899
Decrease in dividends receivable from affiliated investments	82,271
Increase in principal paydown receivable	(219,583)
Increase in receivable from brokers — net variation margin on open futures contracts	(560,537)
Increase in foreign currency collateral due to brokers for open futures contracts and exchange traded options	955,938
Increase in payable for securities purchased	9,879,151
Decrease in investment management fee payable	(30,174)
Decrease in Trustees’ fees payable	(5,342)
Increase in interest expense payable	410,956
Decrease in accrued expenses	(336,389)
Increase in premiums received from written options	96,307
Decrease in payable to brokers — net variation margin on futures contracts	(257,341)
Net realized loss on investments	34,989,202
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	(47,530,551)
Net Cash Provided in Operating Activities*	37,076,217

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(33,455,184)
Increase in payable for open reverse repurchase agreements	1,923,113
Net Cash Used by Financing Activities	(31,532,071)
Net Increase in Cash and Restricted Cash	5,544,146
Cash and restricted cash at beginning of period	17,772,248
Cash and restricted cash at end of period	$23,316,394

*Included	in operating expenses is $10,588,791 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

34	Western Asset Diversified Income Fund 2023 Semi-Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2023
Cash	$6,813,793
Restricted cash	16,502,601
Total cash and restricted cash shown in the Statement of Cash Flows	$23,316,394

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	35

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2023[1,2]	2022[1]	2021[1,3]

Net asset value, beginning of period	$14.74	$19.65	$20.00

Income (loss) from operations:
Net investment income	0.86	1.59	0.58
Net realized and unrealized gain (loss)	0.28	(5.05)	(0.34)
Total income (loss) from operations	1.14	(3.46)	0.24

Less distributions from:
Net investment income	(0.78) [4]	(1.45)	(0.59)
Total distributions	(0.78)	(1.45)	(0.59)

Net asset value, end of period	$15.10	$14.74	$19.65

Market price, end of period	$13.47	$12.70	$18.31
Total return, based on NAV[5,6]	7.85%	(18.07)%	1.19%
Total return, based on Market Price[7]	12.28%	(23.44)%	(5.62)%

Net assets, end of period (millions)	$782	$763	$1,018

Ratios to average net assets:
Gross expenses	4.55%[8]	2.98%	1.82%[8]
Net expenses[9,10]	4.55 [8]	2.98	1.82 [8]
Net investment income	11.38 [8]	9.48	5.57 [8]

Portfolio turnover rate	14%	42%	19%

Supplemental data:
Loan Outstanding, End of Period (000s)	$358,000	$358,000	$370,000
Asset Coverage Ratio for Loan Outstanding[11]	318%	313%	375%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,184	$3,133	$3,751
Weighted Average Loan (000s)	$358,000	$370,288	$314,938
Weighted Average Interest Rate on Loan	5.79%	2.71%	1.13%

See Notes to Financial Statements.

36	Western Asset Diversified Income Fund 2023 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2023 (unaudited).

[3]	For the period June 25, 2021 (commencement of operations) to December 31, 2021.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	37

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited number of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these

38	Western Asset Diversified Income Fund 2023 Semi-Annual Report

estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk

Western Asset Diversified Income Fund 2023 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Diversified Income Fund 2023 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$124,755,701	$3,030,000	$127,785,701
Other Corporate Bonds & Notes	—	394,689,351	—	394,689,351
Collateralized Mortgage Obligations	—	201,010,165	8,479,897	209,490,062
Asset-Backed Securities	—	175,867,476	—	175,867,476
Senior Loans:
Information Technology	—	25,527,129	1,929,200	27,456,329
Materials	—	—	4,657,697	4,657,697
Other Senior Loans	—	130,010,806	—	130,010,806
Sovereign Bonds	—	32,251,157	897,313	33,148,470
Convertible Preferred Stocks	—	—	16,666,695	16,666,695
Preferred Stocks	$9,698,569	—	—	9,698,569
Convertible Bonds & Notes	—	5,096,050	—	5,096,050
Purchased Options:
Exchange-Traded Purchased Options	425	—	—	425
OTC Purchased Options	—	192,155	—	192,155
Total Long-Term Investments	9,698,994	1,089,399,990	35,660,802	1,134,759,786
Short-Term Investments†	5,486,487	—	—	5,486,487
Total Investments	$15,185,481	$1,089,399,990	$35,660,802	$1,140,246,273
Other Financial Instruments:
Futures Contracts††	$1,962,678	—	—	$1,962,678
Forward Foreign Currency Contracts††	—	$644,707	—	644,707
Centrally Cleared Interest Rate Swaps††	—	329,974	—	329,974
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	40,102	—	40,102
Total Other Financial Instruments	$1,962,678	$1,014,783	—	$2,977,461
Total	$17,148,159	$1,090,414,773	$35,660,802	$1,143,223,734

Western Asset Diversified Income Fund 2023 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$163,882	—	$163,882
Futures Contracts††	$4,821,764	—	—	4,821,764
Forward Foreign Currency Contracts††	—	1,301,207	—	1,301,207
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	2,012	—	2,012
Total	$4,821,764	$1,467,101	—	$6,288,865

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Consumer Discretionary	—	—	—	$30,000	$3,000,000
Collateralized Mortgage Obligations	$8,497,481	$2,050	—	(19,634)	—
Senior Loans:
Consumer Discretionary	3,983,037	(3,917)	$4,356	3,539,668	—
Health Care	5,070,000	1,405	—	327,690	—
Information Technology	2,592,000	2,452	(275,460)	586,958	—
Materials	4,567,014	5,196	156	109,898	—
Sovereign Bonds:
Russia	—	—	—	19,657	—
Convertible Preferred Stocks:
Energy	18,045,144	—	—	(1,378,449)	—
Total	$42,754,676	$7,186	$(270,948)	$3,215,788	$3,000,000

42	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of June 30, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2023[2]
Corporate Bonds & Notes:
Consumer Discretionary	—	—	—	$3,030,000	$30,000
Collateralized Mortgage Obligations	—	—	—	8,479,897	(19,634)
Senior Loans:
Consumer Discretionary	$(6,431,894)	—	$(1,091,250)	—	—
Health Care	—	—	(5,399,095)	—	—
Information Technology	(2,592,000)	$4,193,750	(2,578,500)	1,929,200	602,247
Materials	(24,567)	—	—	4,657,697	109,898
Sovereign Bonds:
Russia	—	877,656	—	897,313	19,657
Convertible Preferred Stocks:
Energy	—	—	—	16,666,695	(1,378,449)
Total	$(9,048,461)	$5,071,406	$(9,068,845)	$35,660,802	$(636,281)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing

Western Asset Diversified Income Fund 2023 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 06/30/23 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input
Collateralized Mortgage Obligations	$8,480	Discounted Cash Flow Method	Yield	12.13%	Decrease
Senior Loans	4,658	Discounted Cash Flow Method	Yield	11.38%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

44	Western Asset Diversified Income Fund 2023 Semi-Annual Report

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2023, the total notional value of all credit default swaps to sell protection was $4,320,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a

46	Western Asset Diversified Income Fund 2023 Semi-Annual Report

stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

48	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2023, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

50	Western Asset Diversified Income Fund 2023 Semi-Annual Report

(n) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual

Western Asset Diversified Income Fund 2023 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2023, the Fund held forward foreign currency contracts and OTC written options with credit related contingent features which had a liability position of $1,465,089. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer,

52	Western Asset Diversified Income Fund 2023 Semi-Annual Report

the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(s) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the period, the Fund paid $380,107 of federal income taxes attributable to calendar year 2022.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.10% of the Fund’s average daily managed assets, which are the net assets of the Fund plus the principal amount of any borrowings or preferred shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the six months ended June 30, 2023, fees waived and/or expenses reimbursed amounted to $8,167, all of which was an affiliated money market fund waiver.

All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

54	Western Asset Diversified Income Fund 2023 Semi-Annual Report

3. Investments

During the six months ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$194,809,748	$449,267
Sales	150,667,137	417

At June 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,272,505,758	$13,514,389	$(145,773,874)	$(132,259,485)
Written options	(96,307)	—	(67,575)	(67,575)
Futures contracts	—	1,962,678	(4,821,764)	(2,859,086)
Forward foreign currency contracts	—	644,707	(1,301,207)	(656,500)
Swap contracts	129,222	370,076	(2,012)	368,064

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2023 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$20,341,938	5.076%	$23,013,595

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 4.570% to 5.500% during the six months ended June 30, 2023. Interest expense incurred on reverse repurchase agreements totaled $519,193.

Western Asset Diversified Income Fund 2023 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$133,388	$59,192	—	$192,580
Futures contracts[3]	1,962,678	—	—	1,962,678
Forward foreign currency contracts	—	644,707	—	644,707
Centrally cleared swap contracts[4]	329,974	—	$40,102	370,076
Total	$2,426,040	$703,899	$40,102	$3,170,041

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$163,882	—	—	$163,882
Futures contracts[3]	4,821,764	—	—	4,821,764
Forward foreign currency contracts	—	$1,301,207	—	1,301,207
Centrally cleared swap contracts[4]	—	—	$2,012	2,012
Total	$4,985,646	$1,301,207	$2,012	$6,288,865

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

56	Western Asset Diversified Income Fund 2023 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(192,509)	$(148,181)	—	$(340,690)
Futures contracts	—	1,053,025	—	1,053,025
Written options	212,953	91,383	—	304,336
Swap contracts	1,247,425	—	$21,397	1,268,822
Forward foreign currency contracts	—	(761,973)	—	(761,973)
Total	$1,267,869	$234,254	$21,397	$1,523,520

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$39,351	$(60,401)	—	$(21,050)
Futures contracts	914,153	—	—	914,153
Written options	(67,575)	—	—	(67,575)
Swap contracts	(1,015,320)	—	$84,202	(931,118)
Forward foreign currency contracts	—	(314,020)	—	(314,020)
Total	$(129,391)	$(374,421)	$84,202	$(419,610)

[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

During the six months ended June 30, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$152,719
Written options	58,761
Futures contracts (to buy)	331,647,974
Futures contracts (to sell)	167,567,211
Forward foreign currency contracts (to buy)	25,172,651
Forward foreign currency contracts (to sell)	43,920,417

Western Asset Diversified Income Fund 2023 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Interest rate swap contracts	$31,838,286
Credit default swap contracts (buy protection)	4,320,000
Credit default swap contracts (sell protection)	4,320,000

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$169,301	$(138,875)	$30,426	—	$30,426
Goldman Sachs Group Inc.	325,990	(74,840)	251,150	—	251,150
JPMorgan Chase & Co.	175,009	(173,619)	1,390	—	1,390
Morgan Stanley & Co. Inc.	166,562	(1,077,755)	(911,193)	—	(911,193)
Total	$836,862	$(1,465,089)	$(628,227)	—	$(628,227)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Societe Generale (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $400,000,000. The Credit Agreement renews daily for a 150-day term unless notice to the contrary is given to the Fund with a scheduled maturity date of June 30, 2025. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.50%, except that the commitment fee is 0.25% in the event that the aggregate outstanding principal balance of the loan, plus the outstanding aggregate purchase price under all reverse repurchase agreements between the Fund and Societe Generale, is greater than 80% of the loan commitment amount. Effective June 16, 2023, the interest on the loan is calculated at a variable rate based on daily simple SOFR plus applicable margin. Prior to June 16, 2023, the interest on the loan was calculated based on LIBOR plus applicable spread. Securities held by the Fund are subject to a lien, granted to Societe Generale, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize

58	Western Asset Diversified Income Fund 2023 Semi-Annual Report

borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2023 was $10,427,471. For the six months ended June 30, 2023, the Fund incurred commitment fees in the amount of $52,792. For the six months ended June 30, 2023, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $358,000,000 and the weighted average interest rate was 5.79%. At June 30, 2023, the Fund had $358,000,000 of borrowings outstanding per the Credit Agreement.

6. Distributions subsequent to June 30, 2023

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2023	7/3/2023	$0.1350
7/24/2023	8/1/2023	$0.1350
8/24/2023	9/1/2023	$0.1350
9/22/2023	10/2/2023	$0.1400
10/24/2023	11/1/2023	$0.1400
11/22/2023	12/1/2023	$0.1400

7. Stock repurchase program

On July 29, 2021, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not repurchase any shares.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Diversified Income Fund 2023 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

all or some portion of the six months ended June 30, 2023. The following transactions were effected in such company for the six months ended June 30, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$34,112,583	$131,803,065	131,803,065	$160,429,161	160,429,161

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$393,177	—	$5,486,487

9. Deferred capital losses

As of December 31, 2022, the Fund had deferred capital losses of $99,941,153, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matters

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to

60	Western Asset Diversified Income Fund 2023 Semi-Annual Report

provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related

Western Asset Diversified Income Fund 2023 Semi-Annual Report	61

Notes to financial statements (unaudited) (cont’d)

events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At June 30, 2023, the Fund had 0.11% of its net assets invested in securities with significant economic risk or exposure to Russia.

62	Western Asset Diversified Income Fund 2023 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of Western Asset Diversified Income Fund (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan,” and together with Western Asset, Western Asset London and Western Asset Singapore, collectively, the “Sub-Advisers”), with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 9-10, 2023, the Board, including the Independent Trustees, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

Western Asset Diversified Income Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

At a meeting held on April 18, 2023, the Independent Trustees, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 18, 2023 meeting, the Independent Trustees submitted certain questions and requests for additional information to Fund management. The Independent Trustees also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Trustees’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

64	Western Asset Diversified Income Fund

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London, Western Asset Singapore and Western Asset Japan. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the

Western Asset Diversified Income Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe, which included all leveraged closed-end general bond funds. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end general bond funds classified by Broadridge, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1-year period ended December 31, 2022. The Board also noted that the Fund commenced operations on June 25, 2021, and had a limited performance history. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

66	Western Asset Diversified Income Fund

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London, Western Asset Singapore and Western Asset Japan under their respective Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London, Western Asset Singapore and Western Asset Japan does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was above the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median compared on the basis of both common share assets and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median on the basis of both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements

Western Asset Diversified Income Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2022 and September 30, 2021. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, Western Asset Singapore and Western Asset Japan, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

68	Western Asset Diversified Income Fund

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Western Asset Diversified Income Fund	69

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Diversified Income Fund was held on April 14, 2023 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Trustees

Nominees	FOR	WITHHELD	ABSTAIN
Paolo M. Cucchi	39,675,831	2,021,039	359,682
Eileen A. Kamerick	39,837,389	1,937,003	282,160

At June 30, 2023, in addition to Paolo M. Cucchi and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended December 31, 2023.

FOR	AGAINST	ABSTAIN
41,546,911	316,437	193,204

70	Western Asset Diversified Income Fund

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Registered shareholders whose shares are registered in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares (plus $0.03 per share processing fee which includes any brokerage commission the Plan Agent is required to pay) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Shares on the payment date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares (plus $0.03 per share processing fee) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with

Western Asset Diversified Income Fund	71

Dividend reinvestment plan (unaudited) (cont’d)

applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share processing fee) rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent through the Internet at www.computershare.com/investor, in writing at P.O. Box 43006 Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct per share processing fees actually incurred from the proceeds (currently $0.05 per share, which includes any brokerage commission the Plan Agent is required to pay). There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay per share processing fees (currently $0.03 per share) incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Trustees, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Shares in your account less any applicable fees.

72	Western Asset Diversified Income Fund

You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent through the Internet at www.computershare.com/investor, in writing at P.O. Box 43006 Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Diversified Income Fund	73

Western Asset

Diversified Income Fund

Trustees

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Diversified Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

WDI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below.

We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights. We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Diversified Income Fund

Western Asset Diversified Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Diversified Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WASX647409 08/23 SR23-4717

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On March 31, 2023 Rafael Zielonka became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Rafael Zielonka Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2023	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of June 30, 2023.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Rafael Zielonka‡	Other Registered Investment Companies	3	$ 3.63 billion	None	None
	Other Pooled Vehicles	5	$1.49 billion	None	None
	Other Accounts	6	$1.47 billion	None	None

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of June 30, 2023.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
Rafael Zielonka	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Diversified Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 23, 2023